93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------




               This Agreement ("Agreement") is made and entered into this 1st day of June 1993, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Connecticut Natural Gas Corporation (herein called "Customer" whether one or more persons).

               In consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:


                                      ARTICLE I
                                  SCOPE OF AGREEMENT

               1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement
                    Quantities:

               Maximum Daily Transportation Quantity     1,877 MMBtu
               Maximum Annual Transportation Quantity  685,105 MMBtu

               1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------


                                      ARTICLE II
                                  TERM OF AGREEMENT

               2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending on and including March 31, 1997 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

               2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.


                                     ARTICLE III
                                    RATE SCHEDULE

               3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-1, nor less than the minimum rate under Rate Schedule AFT-1.





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------


               3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

               3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1.
                    Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in
                    (a), (b), or (c) above are just and reasonable.


                                      ARTICLE IV
                                 POINT(S) OF RECEIPT

               Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------


                                      ARTICLE V
                                POINT(S) OF DELIVERY

               Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.


                                      ARTICLE VI
                                      ADDRESSES

               Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:


                    (a)  Algonquin: Algonquin Gas Transmission Company
                                   1284 Soldiers Field Road
                                   Boston, MA  02135
                                   Attn:  John J. Mullaney
                                          Vice President, Marketing


                    (b)  Customer: Connecticut Natural Gas Corporation
                                   100 Columbus Boulevard
                                   P. O. Box 1500
                                   Hartford, CT  06144-1500
                                   Attn:     Harry Kraiza, Jr.
                                        Vice President, Energy Services

               or such other address as either party shall designate by formal written notice.





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------


                                     ARTICLE VII
                                    INTERPRETATION

               The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                     ARTICLE VIII
                             AGREEMENTS BEING SUPERSEDED

               When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto, except that in the case of conversions from former Rate Schedules F-2 and F-3, the parties' obligations under Article II of the service agreements pertaining to such rate schedules shall continue in effect.

               Service Agreement executed by Customer and Algonquin under Rate Schedule F-3 dated September 12, 1984.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.


                              ALGONQUIN GAS TRANSMISSION COMPANY


                              By:  /s/ John J. Mullaney
                                 -------------------------------

                              Title:  /s/ Vice President, Marketing
                                    ------------------------------



                              CONNECTICUT NATURAL GAS CORPORATION


                              By:  /s/ Harry Kraiza, Jr.
                                 --------------------------------

                              Title:  /s/ Vice President, Energy Services
                                    -------------------------------------





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------



                                      Exhibit A
                                 Point(s) of Receipt
                                 -------------------

                                 Dated:

                  To the service agreement under Rate Schedule AFT-1
                between Algonquin Gas Transmission Company (Algonquin)
                  and Connecticut Natural Gas Corporation (Customer)
                            concerning Point(s) of Receipt



               Primary               Maximum Daily              Maximum
               Point of            Receipt Obligation       R e c e i p t
          Pressure
               Receipt                   (MMBtu)                  (Psig)

               ----------------    -------------------      ---------------
          -


               Centerville, NJ               1,877          At any pressure
                                                            requested by
                                                            Algonquin not
                                                            in excess of
                                                            750 Psig.












          Signed for Identification

          Algonquin:     /s/ John J. Mullaney
                         -------------------------------

          Customer:      /s/ Harry Kraiza, Jr.
                         -------------------------------





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------


                                    Exhibit B
                              Point(s) of Delivery
                              --------------------

                                    Dated:

               To the service agreement under Rate Schedule AFT-1
             between Algonquin Gas Transmission Company (Algonquin)
               and Connecticut Natural Gas Corporation (Customer)
                         concerning Point(s) of Delivery

          Primary               Maximum Daily                Minimum
          Point of            Delivery Obligation      Delivery Pressure
          Delivery                 (MMBtu)                   (Psig)

          On the outlet side of
          meter station located at:

          Cromwell, CT                      0                      -
          Farmington,
           (Southington) CT             1,877                     100
          Glastonbury, CT                   0                      -
          Mansfield, CT                     0                      -
          Cheshire,
           (Kensington) CT                  0                      -

          On the outlet side of
          meter station located at
          Norwich, CT:

          At the point where Algonquin's
          line crosses Route No. 2 in
          Norwichtown                       0                      -

          In the Yantic area in the
          vicinity of Browning Road         0                      -





                                                                 93305

                                  SERVICE AGREEMENT
                         (APPLICABLE TO RATE SCHEDULE AFT-1)
                         -----------------------------------


                                    Exhibit B
                              Point(s) of Delivery
                              --------------------
                                   (Continued)

                                    Dated:

               To the service agreement under Rate Schedule AFT-1
             between Algonquin Gas Transmission Company (Algonquin)
               and Connecticut Natural Gas Corporation (Customer)
                         concerning Point(s) of Delivery

     Customer hereby designates and authorizes Algonquin to act as Customer's agent for the purpose of apportioning the total deliveries at the Farmington (Southington) and Cheshire (Kensington) Points of Delivery between Customer and Yankee Gas Services Company to whom deliveries are also made at these Points of Delivery, and who has also designated Algonquin as agent for this purpose. Customer further designates and authorizes Customer to act as Customer's agent for the purpose of apportioning the total deliveries at the Norwichtown and Yantic (Browning Road) Points of Delivery between Customer and City of Norwich, Connecticut, Board of Public Utilities Commissioners, to whom deliveries are also made at the Points of Delivery, and who has also designated Customer as his agent for this purpose. (One Customer receiving deliveries at a point may be designated by the other or others to act as agent for this purpose.) The Customer shall be obligated to furnish to the agent daily all data necessary to compute the quantities of gas delivered to Customer on each day. The agent shall be required to notify Algonquin of the percentage which the quantity of gas delivered daily to Customer at such Points of Delivery bears to the total quantity delivered daily to all Customers at such points. The agent shall be responsible for sending reports of all such daily delivery percentages to Algonquin not later than three days after the day on which the delivery was made. The agent will maintain all records, data, and computations incident to such determinations for a period of at least five years, available for inspection by the parties and duly constituted regulatory authorities on reasonable notice therefor.

     Signed for Identification

     Algonquin:/s/ John J. Mullaney
              -----------------------------

     Customer:/s/ Harry Kraiza, Jr.
              -----------------------------